Exhibit 99.2

scansource®

CFO COMMENTARY
Q4 FY 2018

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in *conjunction with the Company's SEC filings on Form 10*-K for the year ended June 30, 2018. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, August 28, 2018 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

FOURTH QUARTER SUMMARY

We completed our fiscal year 2018 with strong sales growth and strong non-GAAP profitability growth. Fourth quarter net sales increased 8% year-over-year with 5% organic growth for both Worldwide segments. Our fourth quarter gross profit grew faster than sales with 12% year-over-year growth and a gross profit margin of 11.4%. Fourth quarter GAAP diluted EPS of $0.40 includes a higher than expected expense for the change in fair value of contingent consideration for Network 1 as a result of better than expected actual results. Both net sales and non-GAAP diluted EPS were within our forecast range. For fiscal year 2018, we delivered record net sales of $3.85 billion (+8% Y/Y), operating income of $68 million (-23% Y/Y due to the higher expense for the change in fair value of contingent consideration) and record non-GAAP operating income of $124 million (+12% Y/Y).

Q4 FY18 Results:

NET SALES

$994 million

Forecast: $940 million to $1 billion

GAAP DILUTED EPS

$0.40

Forecast: $0.48 to $0.54

NON-GAAP DILUTED EPS

$0.77

Forecast: $0.74 to $0.80

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 1 August 28, 2018

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2018

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q4 FY18	Q3 FY18	Q4 FY17	Y/Y Change
Net sales	$993.9	$895.6	$917.3	+8%
Gross profit	$113.3	$103.9	$100.9	+12%
Gross profit margin %	11.4%	11.6%	11.0%	+41 bps
SG&A expenses	$76.8	$72.7	$71.2	+8%
Operating income	$19.8	$17.9	$22.1	-11%
Operating income %	2.0%	2.0%	2.4%	-42 bps
Non-GAAP operating income	$30.8	$27.8	$27.8	+11%
Non-GAAP operating income %	3.1%	3.1%	3.0%	+7 bps
GAAP net income	$10.4	$10.6	$19.0	-45%
Non-GAAP net income	$19.9	$17.5	$17.3	+15%
GAAP diluted EPS	$0.40	$0.42	$0.74	-46%
Non-GAAP diluted EPS	$0.77	$0.68	$0.68	+13%

- Net sales of $994 million (+8% Y/Y)
  - 5% Y/Y organic growth consolidated and for both Worldwide segments
  - Organic growth for all regions: North America, Latin America and Europe
- Gross profit margin of 11.4%, a 41 bp Y/Y improvement
  - Higher margins from POS Portal
- Operating income of $19.8 million and GAAP EPS of $0.40 includes higher expense for change in fair value of contingent consideration and higher intangible amortization
- Non-GAAP operating income (+11% Y/Y) grew faster than net sales growth (+8% Y/Y)
  - Non-GAAP operating income growth from higher sales volumes and the addition of the POS Portal acquisition
- For Q4 FY18, effective tax rate of 42.4%, which includes one-time tax reform charges, and non-GAAP effective tax rate of 30.1%
- Non-GAAP EPS increased 13% Y/Y to $0.77

Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs, Brazil tax recovery and tax reform charges.

scansource.com 2 August 28, 2018

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2018

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q4 FY18	Q3 FY18	Q4 FY17
Net sales	$684.6	$604.3	$619.2
Gross profit	$62.4	$56.5	$51.7
Gross margin	9.1%	9.3%	8.3%
Operating income	$15.8	$11.6	$13.0
Operating income %	2.3%	1.9%	2.1%
Non-GAAP operating income	$16.6	$13.9	$13.8
Non-GAAP operating income %	2.4%	2.3%	2.2%

Net Sales, $ in millions

Y/Y Growth +11%
Y/Y Organic Growth +5%



$800
$700
$600
$500
$400
$300
$619
$620
$720
$604
$685
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

- Net sales of $685 million, up 11% Y/Y
  - Includes POS Portal acquisition
  - Organic growth up 5% Y/Y
  - Growth led by mobile computing, physical security, networking and payment solutions
- Gross profit margin of 9.1%
  - Y/Y increase from addition of higher margin POS Portal acquisition
- Operating income margin of 2.3% increased Y/Y from Brazil tax recovery
- Non-GAAP operating income margin of 2.4% increased 20 basis points Y/Y
- Non-GAAP operating income increased 20% Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and Brazil tax recovery.

scansource.com 3 August 28, 2018

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2018

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q4 FY18	Q3 FY18	Q4 FY17
Net sales	$309.3	$291.3	$298.0
Gross profit	$51.0	$47.4	$49.2
Gross margin	16.5%	16.3%	16.5%
Operating income	$4.0	$6.4	$9.5
Operating income %	1.3%	2.2%	3.2%
Non-GAAP operating income	$14.2	$14.0	$14.0
Non-GAAP operating income %	4.6%	4.8%	4.7%



Net Sales, $ in millions
Y/Y Growth +4%
Y/Y Organic Growth +5%
$400
$300
$200
$100
$0
$298
$304
$312
$291
$309
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

- Net sales of $309 million, up 4% Y/Y
  - Strong sales growth in Latin America
  - Intelisys net sales increased 26% Y/Y
  - Organic growth up 5% Y/Y
- Gross profit margin of 16.5%, consistent with prior year
- Lower operating income due to higher expense for the change in fair value of contingent consideration ($8.4 million for Q4 FY18 versus $1.3 million for Q4 FY17)
- Non-GAAP operating margin of 4.6%
- Non-GAAP operating income increased 1% Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration and Brazil tax recovery.

scansource.com 4 August 28, 2018

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2018

FULL-YEAR HIGHLIGHTS

$ in millions, except EPS	FY18	FY17	Y/Y Change
Net sales	$3,846.3	$3,568.2	+8%
Gross profit	$436.1	$383.6	+14%
Gross profit margin %	11.3%	10.8%	+59 bps
SG&A expenses	$297.5	$265.2	+12%
Operating income	$67.6	$88.2	-23%
Operating income %	1.8%	2.5%	-71 bps
Non-GAAP operating income	$124.0	$110.2	+12%
Non-GAAP operating income %	3.2%	3.1%	+13 bps
GAAP net income	$33.2	$69.2	-52%
Non-GAAP net income	$79.8	$70.3	+14%
GAAP diluted EPS	$1.29	$2.71	-52%
Non-GAAP diluted EPS	$3.11	$2.75	+13%

- Record net sales of $3.85 billion
  - 4% Y/Y organic growth
  - Y/Y organic growth of 5% Barcode, Networking & Security and 2% for Communications & Services
- Gross profit margin increased 59 basis points to 11.3%
  - Higher margins from POS Portal acquisition
  - Full-year and faster sales growth for Intelisys
- Operating income, GAAP net income, and GAAP EPS include higher expense for change in fair value of contingent consideration and higher intangible amortization
- Non-GAAP operating income (+12% Y/Y) grew faster than net sales growth (+8% Y/Y)
- For FY18, effective tax rate of 45.6%, including tax reform charges, and non-GAAP effective tax rate of 31.6%
- Non-GAAP EPS increased 13% Y/Y to a record $3.11

Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs, Brazil tax recovery, legal settlement and tax reform charges.

scansource.com 5 August 28, 2018

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2018

WORKING CAPITAL

$ in millions	Q4 FY18	Q3 FY18	Q4 FY17
Accounts receivable (Q/E)	$678.9	$664.1	$637.3
Days sales outstanding in receivables*	59	64	61
Inventory (Q/E)	$595.9	$569.5	$531.3
Inventory turns	6.0	5.5	6.2
Accounts payable (Q/E)	$562.6	$496.7	$513.2
Paid for inventory days*	6.8	11.6	4.7
Working capital (Q/E) (AR+INV–AP)	$712.3	$736.9	$655.5

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $712.3, up 9% Y/Y and down 3% Q/Q
- Additional working capital investment to support faster growth
- Days sales outstanding in receivables decreased to 59 days, back in line with recent trends
- Inventory turns of 6.0x with inventory up 12% Y/Y and 5% Q/Q
- Paid for inventory days of 6.8 reflect timing of accounts payable

scansource.com 6 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q4 FY18	Q3 FY18	Q4 FY17
Adjusted EBITDA (QTR)*	$35.2	$32.8	$31.0
Adjusted ROIC (QTR)*	12.5%	11.2%	13.2%
Adjusted EBITDA (FY)*	$142.6		$122.0
Adjusted ROIC (FY)*	12.5%		13.1%
Operating cash flow (QTR)	$31.0	$81.0	$10.8
Operating cash flow, trailing 12-months	$27.9	$7.6	$94.9
Cash and cash equivalents (Q/E)	$25.5	$35.4	$56.1
Debt (Q/E)	$249.4	$282.2	$97.3
Net debt to adjusted EBITDA, trailing 12-months	1.6x	1.8x	0.3x
Remaining authorization under share repurchase plan (as of Q/E)	$99.7	$99.7	$99.7

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- FY18 adjusted EBITDA of $142.6 million, up 17% Y/Y, due to higher sales volume and the addition of the POS Portal acquisition
- FY18 adjusted return on invested capital of 12.5%, down from prior year due to increased borrowings on revolving credit facility for POS Portal acquisition
- Operating cash flow of $31.0 million for the fourth quarter and $27.9 million for FY 2018
- Cash and cash equivalent balances of $25.5 million at 6/30/18, including $20.3 million held outside of the U.S.
- Net debt to trailing 12-months adjusted EBITDA is 1.6x
- No shares repurchased during the quarter and fiscal year
- Balance sheet remains strong and provides us with the ability to execute our capital allocation plan

scansource.com 7 August 28, 2018

ScanSource, Inc. CFO COMMENTARY Q4 FY2018 Q1 FY19 OUTLOOK* For the quarter ending September 30, 2018: NET SALES GAAP DILUTED EPS NON-GAAP DILUTED EPS Forecast Range: Forecast Range: Forecast: Range $950 million to $0.56 to $0.62 $0.83 to $0.89 $1.01 billion per share per share Q1 FY18: Net sales $925 million Q1 FY18: GAAP diluted EPS $0.16 Q1 FY18: Non-GAAP diluted EPS $0.76 • Outlook as of August 28, 2018 • Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, restructuring costs and acquisition costs • Forecast midpoint reflects organic sales growth of 6% to 7% for both segments • Reflects the following FX rates: $1.16 to EUR 1.00 for the Euro, $0.255 to R$1.00 for the Brazilian real (R$3.92 to $1), and $1.30 to GBP 1.00 for the British pound • Expects foreign currency translation to negatively impact sales by approximately $15 million • Assumes interest expense will be approximately $2.8 million for Q1 FY19 • Assumes an effective tax rate of 26% to 27% for Q1 FY19 scansource.com 8 August 28, 2018

ScanSource, Inc. CFO COMMENTARY Q4 FY2018 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about achievement. ScanSource disclaims any expected EBITDA, return on invested capital obligation to update or revise any forward- (“ROIC”), sales, GAAP diluted earnings per looking statements, whether as a result of new share (“EPS”), non-GAAP diluted EPS, foreign information, future events, or otherwise, currency rates, tax rates and interest expense except as may be required by law. that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future NON-GAAP FINANCIAL INFORMATION events and other statements that are not In addition to disclosing results that are descriptions of historical facts. Forward- determined in accordance with United States looking information is inherently subject to Generally Accepted Accounting Principles risks and uncertainties. (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP Any number of factors could cause actual operating income, non-GAAP operating results to differ materially from anticipated or income margin, non-GAAP net income, non- forecasted results, including but not limited to, GAAP diluted EPS, adjusted EBITDA, ROIC changes in interest and exchange rates and and net sales excluding the impact of foreign regulatory regimes impacting our international currency translation and acquisitions (organic operations, the impact of tax reform laws, the growth). A reconciliation of the Company's failure of acquisitions to meet our non-GAAP financial information to GAAP expectations, the failure to manage and financial information is provided in the implement our organic growth strategy, credit Appendix and in the Company’s Form 8-K, risks involving our larger customers and filed with the SEC, with the quarterly earnings vendors, termination of our relationship with press release for the period indicated. key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2018, filed with the Securities and Exchange Commission (“SEC”). scansource.com 9 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)	Quarter Ended June 30, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 19,759	$ 18,043	$ 10,388	$ 0.40
Adjustments:				
Amortization of intangible assets	5,056	5,056	3,521	0.14
Change in fair value of contingent consideration	8,448	8,448	5,679	0.22
Tax recovery and related interest income	(2,466)	(3,119)	(2,058)	(0.08)
Tax reform charges (a)	-	-	2,345	0.09
Non-GAAP measure	$ 30,797	$ 28,428	$ 19,875	$ 0.77

	Quarter Ended March 31, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 17,941	$ 15,792	$ 10,649	$ 0.42
Adjustments:				
Amortization of intangible assets	5,103	5,103	3,590	0.14
Change in fair value of contingent consideration	4,801	4,801	3,272	0.12
Non-GAAP measure	$ 27,845	$ 25,696	$ 17,511	$ 0.68

	Quarter Ended June 30, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 22,111	$ 23,420	$ 18,970	$ 0.74
Adjustments:				
Amortization of intangible assets	3,987	3,987	2,625	0.10
Change in fair value of contingent consideration	1,290	1,290	680	0.03
Acquisition costs (b)	422	422	422	0.02
Tax recovery and related interest income	-	(1,382)	(5,370)	(0.21)
Non-GAAP measure	$ 27,810	$ 27,737	$ 17,327	$ 0.68

(a) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

(b) Acquisition costs are nondeductible for tax purposes.

scansource.com 10 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – FY

($ in thousands)

	Fiscal Year Ended June 30, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 67,639	$ 60,925	$ 33,153	$ 1.29
Adjustments:				
Amortization of intangible assets	20,657	20,657	14,021	0.55
Change in fair value of contingent consideration	37,043	37,043	24,697	0.96
Acquisition costs (a)	172	172	172	0.01
Legal settlement, net of attorney fees	952	952	771	0.03
Tax recovery and related interest income	(2,466)	(3,119)	(2,058)	(0.08)
Tax reform charges (b)	-	-	9,034	0.35
Non-GAAP measure	$ 123,997	$ 116,630	$ 79,790	$ 3.11

	Fiscal Year Ended June 30, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 88,239	$ 101,495	$ 69,246	$ 2.71
Adjustments:				
Amortization of intangible assets	15,524	15,524	10,247	0.40
Change in fair value of contingent consideration	5,211	5,211	2,921	0.11
Acquisition costs (a)	1,256	1,256	1,256	0.06
Legal settlement, net of attorney fees	-	(12,777)	(8,047)	(0.32)
Tax recovery and related interest income	-	(1,382)	(5,370)	(0.21)
Non-GAAP measure	$ 110,230	$ 109,327	$ 70,253	$ 2.75

(a) Acquisition costs are nondeductible for tax purposes.

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

scansource.com 11 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended June 30, 2018:			
Q4 FY18 net sales, as reported	$ 684,552	$ 309,300	$ 993,852
Foreign exchange impact (a)	(4,318)	4,218	(100)
Q4 FY18 net sales, constant currency	680,234	313,518	993,752
Less: Acquisitions	(30,842)	-	(30,842)
Q4 FY18 net sales, constant currency excluding acquisitions	$ 649,392	$ 313,518	$ 962,910
Q4 FY17 net sales, as reported	$ 619,241	$ 298,050	$ 917,291
Less: Acquisitions	-	-	-
Q4 FY17 net sales, excluding acquisitions	$ 619,241	$ 298,050	$ 917,291
Y/Y % Change:			
As reported	10.5%	3.8%	8.3%
Constant currency	9.8%	5.2%	8.3%
Constant currency, excluding acquisitions (organic growth)	4.9%	5.2%	5.0%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2018 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended June 30, 2017.

scansource.com 12 August 28, 2018

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – FY

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the year ended June 30, 2018:			
FY18 net sales, as reported	$ 2,628,988	$ 1,217,272	$ 3,846,260
Foreign exchange impact (a)	(32,561)	(5,055)	(37,616)
FY18 net sales, constant currency	2,596,427	1,212,217	3,808,644
Less: Acquisitions	(87,461)	(9,750)	(97,211)
FY18 net sales, constant currency excluding acquisitions	$ 2,508,966	$ 1,202,467	$ 3,711,433
FY17 net sales, as reported	$ 2,389,256	$ 1,178,930	$ 3,568,186
Less: Acquisitions	-	(2,863)	(2,863)
FY17 net sales, excluding acquisitions	$ 2,389,256	$ 1,176,067	$ 3,565,323
Y/Y % Change:			
As reported	10.0%	3.3%	7.8%
Constant currency	8.7%	2.8%	6.7%
Constant currency, excluding acquisitions (organic growth)	5.0%	2.2%	4.1%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the fiscal year ended June 30, 2018 into U.S. dollars using the weighted average foreign exchange rates for the fiscal year ended June 30, 2017.

scansource.com 13 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended June 30, 2018				
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated	FY18 Consolidated
Net sales	$ 684,552	$ 309,300	$ -	$ 993,852	$ 3,846,260
GAAP operating income	$ 15,768	$ 3,991	$ -	$ 19,759	$ 67,639
Adjustments:					
Amortization of intangible assets	2,309	2,747	-	5,056	20,657
Change in fair value of contingent consideration	-	8,448	-	8,448	37,043
Tax recovery	(1,512)	(954)	-	(2,466)	(2,466)
Legal settlement	-	-	-	-	952
Acquisition costs	-	-	-	-	172
Non-GAAP operating income	$ 16,565	$ 14,232	$ -	$ 30,797	$ 123,997
GAAP operating income % (of net sales)	2.30%	1.29%	n/m	1.99%	1.76%
Non-GAAP operating income % (of net sales)	2.42%	4.60%	n/m	3.10%	3.22%

($ in thousands)	Quarter Ended March 31, 2018			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 604,322	$ 291,315	$ -	$ 895,637
GAAP operating income	$ 11,566	$ 6,375	$ -	$ 17,941
Adjustments:				
Amortization of intangible assets	2,310	2,793	-	5,103
Change in fair value of contingent consideration	-	4,801	-	4,801
Non-GAAP operating income	$ 13,876	$ 13,969	$ -	$ 27,845
GAAP operating income % (of net sales)	1.91%	2.19%	n/m	2.00%
Non-GAAP operating income % (of net sales)	2.30%	4.80%	n/m	3.11%

($ in thousands)	Quarter Ended June 30, 2017			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 619,241	$ 298,050	$ -	$ 917,291
GAAP operating income	$ 12,997	$ 9,536	$ (422)	$ 22,111
Adjustments:				
Amortization of intangible assets	770	3,217	-	3,987
Change in fair value of contingent consideration	-	1,290	-	1,290
Acquisition costs	-	-	422	422
Non-GAAP operating income	$ 13,767	$ 14,043	$ -	$ 27,810
GAAP operating income % (of net sales)	2.10%	3.20%	n/m	2.41%
Non-GAAP operating income % (of net sales)	2.22%	4.71%	n/m	3.03%

n/m = not meaningful

scansource.com 14 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)

	Q4 FY18	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17
Adjusted return on invested capital (ROIC), annualized (a)	12.5%	11.2%	13.3%	13.0%	13.2%
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 10,388	$ 10,649	$ 7,969	$ 4,147	$ 18,970
Plus:					
Interest expense	2,494	2,784	2,285	1,585	934
Income taxes	7,655	5,143	12,342	2,633	4,450
Depreciation and amortization	9,291	9,438	9,901	8,864	6,276
EBITDA	29,828	28,014	32,497	17,229	30,630
Adjustments:					
Change in fair value of contingent consideration	8,448	4,801	6,913	16,881	1,290
Acquisition costs	-	-	-	172	422
Tax recovery and related interest income	(3,119)				(1,382)
Legal settlement, net of attorney fees	-	-	-	952	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 35,157	$ 32,815	$ 39,410	$ 35,234	$ 30,960
Invested Capital Calculation					
Equity - beginning of the quarter	$ 877,796	$ 860,787	$ 852,976	$ 837,145	$ 808,719
Equity - end of quarter	866,376	877,796	860,787	852,976	837,145
Adjustments:					
Change in fair value of contingent consideration, net of tax	5,679	3,272	4,742	11,005	680
Acquisition costs, net of tax	-	-	-	172	422
Tax recovery and related interest income, net of tax	(2,058)	-	-	-	(5,370)
Legal settlement, net of attorney fees, net of tax	-	-	-	771	-
Tax reform charges	2,345	-	6,689	-	-
Average equity	875,069	870,928	862,597	851,035	820,798
Average funded debt (b)	253,393	315,872	311,327	224,956	117,970
Invested capital (denominator for ROIC)(non-GAAP)	$ 1,128,462	$ 1,186,800	$ 1,173,924	$ 1,075,991	$ 938,768

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 15 August 28, 2018

ScanSource, Inc. CFO COMMENTARY Q4 FY2018 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Average Return on Invested Capital – FY ($ in thousands) Fiscal Year Ended June 30, 2018 2017 Adjusted return on invested capital (ROIC), annualized (a) 12.5% 13.1% Reconciliation of Net Income to Adjusted EBITDA Net income - GAAP $ 33,153 $ 69,246 Plus: Interest expense 9,149 3,215 Income taxes 27,772 32,249 Depreciation and amortization 37,495 24,968 EBITDA 107,569 129,678 Adjustments: Change in fair value of contingent consideration 37,043 5,211 Acquisition costs 172 1,256 Tax recovery and related interest income (3,119) (1,382) Legal settlement, net of attorney fees 952 (12,777) Adjusted EBITDA (numerator for ROIC)(non-GAAP) $ 142,617 $ 121,986 Invested Capital Calculation Equity - beginning of the quarter $ 837,145 $ 774,496 Equity - end of quarter 866,376 837,145 Adjustments: Change in fair value of contingent consideration, net of tax 24,697 2,921 Acquisition costs, net of tax 172 1,256 Tax recovery and related interest income, net of tax (2,058) (5,370) Legal settlement, net of attorney fees, net of tax 771 (8,047) Tax reform charges 9,034 - Average equity 868,069 801,201 Average funded debt (b) 276,233 131,445 Invested capital (denominator for ROIC)(non-GAAP) $ 1,144,302 $ 932,646 (a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures. (b) Average daily amounts outstanding on short-term and long-term interest-bearing debt. scansource.com 16 August 28, 2018

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q4 2018	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17	Q1 FY17
Debt (Q/E)	$ 249,429	$ 282,158	$ 360,932	$ 285,763	$ 97,300	$ 113,934	$ 141,666	$ 166,141
Less: Cash and cash equivalents (Q/E)	(25,530)	(35,361)	(35,435)	(23,616)	(56,094)	(62,187)	(45,071)	(45,125)
Net debt (Q/E)	$ 223,899	$ 246,797	$ 325,497	$ 262,147	$ 41,206	$ 51,747	$ 96,595	$ 121,016

Reconciliation of Net Income to Adjusted EBITDA

	Q4 2018	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17	Q1 FY17
Net income - GAAP	$ 10,388	$ 10,649	$ 7,969	$ 4,147	$ 18,970	$ 12,424	$ 23,037	$ 14,816
Plus:								
Interest expense	2,494	2,784	2,285	1,585	934	780	912	589
Income taxes	7,655	5,143	12,342	2,633	4,450	7,147	12,744	7,908
Depreciation and amortization	9,291	9,438	9,901	8,864	6,276	6,880	6,588	5,224
EBITDA	29,828	28,014	32,497	17,229	30,630	27,231	43,281	28,537
Adjustments:								
Change in fair value of contingent consideration	8,448	4,801	6,913	16,881	1,290	1,960	1,791	169
Acquisition costs	-	-	-	172	422	-	335	498
Tax recovery and related interest income	(3,119)	-	-	-	(1,382)	-	-	-
Legal settlement, net of attorney fees	-	-	-	952	-	-	(12,777)	-
Adjusted EBITDA (non-GAAP)	$ 35,157	$ 32,815	$ 39,410	$ 35,234	$ 30,960	$ 29,191	$ 32,630	$ 29,204
Adjusted EBITDA, TTM (a)	$ 142,617	$ 138,419	$ 134,795	$ 128,015	$ 121,986	$ 111,979	$ 110,284	
Net Debt / Adjusted EBITDA, TTM (a)	1.6x	1.8x	2.4x	2.0x	0.3x	0.5x	0.9x	

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 17 August 28, 2018

ScanSource, Inc. CFO COMMENTARY Q4 FY2018 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q1 FY19 Outlook ($ in thousands) Forecast for Quarter ending September 30, 2018 Range Low Range High GAAP diluted EPS $ 0.56 $ 0.62 Adjustments: Amortization of intangible assets 0.14 0.14 Change in fair value of contingent consideration 0.07 0.07 Restructuring costs 0.05 0.05 Acquisition costs 0.01 0.01 Non-GAAP diluted EPS $ 0.83 $ 0.89 scansource.com 18 August 28, 2018